UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 31, 2009

     TACTICAL DIVERSIFIED FUTURES FUND L.P.

(Exact name of registrant as specified in its charter)

New York	000-50718	13-4224248

(State or other                                                                         (Commission File                                                     (IRS Employer

jurisdiction of	Number)	Identification No.)

 incorporation)

c/o Ceres Managed Futures LLC

55 East 59th Street, 10th Floor

New York, NY 10022

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:  (212) 559-2011

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 31, 2009, the General Partner amended the limited partnership agreement of the Registrant to remove the three month lock-up period applicable to its limited partnership units.

Also filed herewith are three Certificates of Amendment to the Certificate of Limited Partnership for the Registrant that were inadvertently omitted from the prior Form 8-K filings dated September 24, 2008 and September 2, 2005.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amendment No. 1 to the Limited Partnership Agreement of Citigroup Diversified Futures Fund L.P. dated May 31, 2009.
99.2	Amendment to the Certificate of Limited Partnership of Citigroup Diversified Futures Fund L.P. dated May 21, 2003.
99.3	Amendment to the Certificate of Limited Partnership of Citigroup Diversified Futures Fund L.P. dated September 21, 2005.
99.4	Amendment to the Certificate of Limited Partnership of Citigroup Diversified Futures Fund L.P. dated September 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTICAL DIVERSIFIED FUTURES FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By /s/ Jerry Pascucci
Jerry Pascucci
President and Director

By /s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer and Director

Date: November 3, 2009